EXHIBIT 99.1

Merit Medical Signs Asset Purchase Agreement with PENTAX Medical to acquire C2 CryoBalloon Technology

●	Asset acquisition would expand Merit’s Endoscopy portfolio with an innovative device to treat patients suffering from Barretts esophagus and other gastrointestinal disorders.
●	Asset acquisition is projected to add approximately $6 million to $8 million of revenue in 2026 in a key gastroenterology market that leverages Merit’s existing commercial footprint.

SOUTH JORDAN, Utah, Oct. 15, 2025 (GLOBE NEWSWIRE) -- Merit Medical Systems, Inc. (NASDAQ: MMSI), a global leader of healthcare technology, today announced it has signed a definitive asset purchase agreement with Pentax of America, Inc., a subsidiary of PENTAX® Medical, Inc., to acquire the C2 CryoBalloon™ device and related technology. The closing of the proposed transaction is expected to occur during the fourth quarter of 2025, subject to the receipt or waiver (in accordance with the provisions of the asset purchase agreement) of certain customary closing conditions.

“The proposed acquisition reflects Merit’s commitment to advancing minimally invasive solutions for gastrointestinal disorders. We’re excited to welcome new team members and expand our portfolio, empowering physicians to improve patient outcomes worldwide,” said Martha G. Aronson, Merit’s President and CEO.

The proposed acquisition is intended to strengthen Merit’s position in the gastroenterology market and provide opportunities to treat more patients suffering from the effects of chronic gastroesophageal reflux disease (GERD) and other gastrointestinal tissue disorders. The C2 CryoBalloon delivers controlled freezing treatments to drive targeted ablation and precise destruction of unwanted soft tissue.

A common digestive disorder, GERD occurs when the lower esophageal sphincter does not tighten correctly, allowing acid from the stomach to enter the esophagus. When this occurs chronically, it can result in serious health conditions, such as esophageal damage, Barrett’s esophagus, and cancer. The C2 CryoBalloon treats Barrett’s esophagus, as well as a less-common vascular disorder, gastric antral vascular ectasia (GAVE) syndrome, by freezing and eliminating abnormal cells while still maintaining the integrity of surrounding tissue structures.

“We believe this purchase will help our team optimize commercial activities in the multibillion-dollar gastroenterology market and provide physicians with more options to help care for their patients,” said Fred P. Lampropoulos, Merit’s Chairman of the Board.

“C2 technology has been an exciting part of PENTAX Medical’s journey since 2017. The C2 CryoBalloon holds promise across a range of therapeutic applications. We are pleased to announce that Merit will be the new home for C2, unlocking its potential,” stated Dominique Vincent, President of PENTAX Medical. “With its expanding footprint in upper gastrointestinal treatments and deep expertise in the field, Merit is ideally positioned to accelerate C2’s growth, making it available to even more patients and clinicians worldwide.”

Merit intends to integrate the C2 CryoBalloon business into its Endoscopy portfolio, complementing its existing products and customer base.

Over the next few months, Merit plans to transfer product manufacturing to its facility in South Jordan, Utah. Merit anticipates that some of the PENTAX employees currently engaged in the C2 CryoBalloon business will be joining Merit, bringing their knowledge and expertise to the team.

Financial Summary

Merit proposes to acquire the C2 CryoBalloon assets from Pentax of America, Inc. for total purchase consideration of $22 million, consisting of a $19 million cash payment at closing and potential contingent payments of up to $3 million payable upon meeting certain milestones. The acquired assets are projected to contribute revenue, from a projected closing date of November 1, 2025 through December 31, 2025, of approximately $1 million and are projected, during the same period of time, to dilute Merit’s previously forecasted non-GAAP net income and non-GAAP earnings per share, by approximately $0.4 million and $0.01, respectively. The acquisition is projected to be dilutive to Merit’s full-year 2025 GAAP net income and GAAP earnings per share by approximately $0.5 million and $0.01, respectively.

The proposed acquisition is projected to contribute revenue in the range of approximately $6 million to $8 million for the twelve months ending December 31, 2026, and to be dilutive to Merit’s non-GAAP net income and non-GAAP earnings per share in the range of approximately $1 million to $2 million, or $0.02 - $0.03 per share, respectively, and to be accretive thereafter. The proposed acquisition is projected to be dilutive to Merit’s GAAP net income and GAAP earnings per share in the range of approximately $2 million to $3 million, or $0.03 - $0.05 per share, respectively.

Non-GAAP net income and non-GAAP earnings per share are non-GAAP financial measures. A quantitative reconciliation of the impacts on such financial measures as set forth above to the impacts on comparable GAAP financial measures is not available without unreasonable effort.

Advisors

JP Morgan Chase & Co. acted as financial advisor to PENTAX Medical. Parr Brown Gee & Loveless served as legal advisor to Merit. Morrison & Foerster LLP served as legal advisor to PENTAX Medical.

Non-GAAP Financial Measures

Merit generally does not provide guidance for GAAP reported financial measures (other than revenue) or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures (other than revenue) because Merit is unable to predict with reasonable certainty the financial impact of various items which could impact Merit’s future financial results, such as expenses attributable to acquisitions or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, certain employee termination benefits, performance-based stock compensation expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings, and changes in governmental or industry regulations. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, Merit is unable to address the significance of the unavailable information, which could be material to future results. Specifically, Merit is not, without unreasonable effort, able to reliably predict the impact of these items and Merit believes inclusion of a reconciliation of these forward-looking non-GAAP measures to their GAAP counterparts could be confusing to investors or cause undue reliance. Only information on the impacts to such measures from the proposed acquisition is being included in this release, a reconciliation of the impacts on such financial measures to the impacts on their GAAP counterparts is not available without unreasonable effort.

ABOUT MERIT MEDICAL

Founded in 1987, Merit Medical Systems, Inc. is engaged in the development, manufacture, and distribution of proprietary medical devices used in interventional, diagnostic, and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care, and endoscopy. Merit serves customers worldwide with a domestic and international sales force and clinical support team totaling more than 800 individuals. Merit employs approximately 7,400 people worldwide.

ABOUT PENTAX MEDICAL

PENTAX Medical, a division of the HOYA Group, is a global player in flexible, reusable endoscopy solutions. The company develops, manufactures, distributes, and services endoscopic equipment worldwide. PENTAX Medical is committed to delivering intuitive, flexible endoscopy solutions that empower healthcare professionals to provide outstanding care.

Its mission is to maintain product excellence while collaborating closely with clinical partners to understand and address their daily challenges, workflows, and goals. At the core of this mission is a commitment to reliability and high-quality imaging—fundamental requirements for clinical performance. Building on this foundation, PENTAX Medical delivers solutions that integrate seamlessly into clinical practice, supported by ergonomic and ease-of-use innovations, practical clinical education, and personalized, attentive customer support.

For more information, please visit: (https://www.pentaxmedical.com).

ABOUT HOYA

HOYA Corporation, founded in Tokyo in 1941, is a global leader in healthcare and technology innovation. HOYA provides advanced products for life care, including eyeglass lenses, intraocular lenses, and medical endoscopes, as well as high-precision components that support today`s information society, such as mask blanks for semiconductor manufacturing, glass substrates for hard disk drives, and optical components for imaging systems. With over 150 offices worldwide and a team of approximately 38,000 professionals, HOYA is committed to advancing technologies that contribute to a more sustainable future. For more details, please visit: (https://www.hoya.com/en/).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others:

●	Statements proceeded or followed by, or that include the words, “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “seeks,” “believes,” “estimates,” “projects,” “forecasts,” “potential,” “target,” “continue,” “upcoming,” “optimistic” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology;
●	Statements that address Merit’s future operating performance or events or developments that Merit’s management expects or anticipates will occur, including, without limitation, any statements regarding Merit’s projected revenues, earnings or other financial measures, Merit’s plans and objectives for future operations, Merit’s proposed new products or services, the integration, development or commercialization of the business or any assets acquired from other parties, future economic conditions or performance, the implementation of, and results which may be achieved through, Merit’s Continued Growth Initiatives Program or other business optimization initiatives, and any statements of assumptions underlying any of the foregoing; and

●	Statements regarding Merit’s past performance, efforts, or results about which inferences or assumptions may be made, including statements proceeded or followed by the words "preliminary," "initial," "potential," "possible," "diligence," "industry-leading," "compliant," "indications," or "early feedback" or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology.

The forward-looking statements contained in this release are based on Merit management’s current expectations and assumptions regarding future events or outcomes. If underlying expectations or assumptions prove inaccurate, or risks or uncertainties materialize, actual results will likely differ, and could differ materially, from Merit’s expectations reflected in any forward-looking statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Investors are cautioned not to unduly rely on any such forward-looking statements.

The following are some of the important risks and uncertainties that could cause Merit’s actual results to differ from Merit’s expectations in any forward-looking statements: inherent risks and uncertainties associated with Merit’s proposed acquisition of the C2 CryoBalloon device and related technology; Merit’s integration of the assets and operations proposed to be acquired from PENTAX Medical and its ability to achieve projected financial results, product development and other anticipated benefits of the proposed acquisition; uncertainties as to whether Merit will achieve sales, gross and operating margin, net income and earnings per share performance consistent with its forecasts projected for the assets and operations proposed to be acquired from PENTAX Medical; risks and uncertainties regarding trade policies or related actions implemented by the U.S. or other countries, including existing, proposed or prospective tariffs, duties or other measures; inherent risks and uncertainties associated with Merit’s integration of businesses or assets previously acquired from third parties, including the acquisition of Biolife Delaware, L.L.C. in May 2025 and the businesses and assets acquired from Cook Medical Holdings LLC in November 2024 and EndoGastric Solutions, Inc. in July 2024, and Merit’s ability to achieve the anticipated operating and financial results, product development and other anticipated benefits of such acquisitions; forecasted results and consequences of regulatory approvals of Merit’s products; effects of Merit’s 3.00% Convertible Senior Notes due 2029 on Merit’s net income and earnings per share performance; disruptions in Merit’s supply chain, manufacturing or sterilization processes; U.S. and global political, economic, competitive, reimbursement and regulatory conditions; reduced availability of, and price increases associated with, components and other raw materials; increases in transportation expenses; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology developed internally or acquired through completed, proposed or future transactions; modification or limitation of governmental or private insurance reimbursement policies; uncertainties regarding enrollment and outcomes of ongoing and future clinical trials and market studies relating to Merit’s products; fluctuations in interest or foreign currency exchange rates and inflation; risks and uncertainties associated with Merit’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; difficulties relating to development, testing and regulatory approval, clearance and maintenance of Merit’s products; the safety, efficacy and patient and physician adoption of Merit’s products; litigation and other judicial proceedings affecting Merit; the potential of fines, penalties or other adverse consequences if Merit’s employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; product recalls and product liability claims; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States or other jurisdictions or exposure to additional tax liabilities which may adversely affect Merit’s effective tax rate; termination of relationships with Merit’s suppliers, or failure of such suppliers to perform; development of new products and technology that could render Merit’s existing or future products obsolete; market acceptance of new products; dependence on distributors to commercialize Merit’s products in various jurisdictions outside the U.S.; failure to comply with applicable environmental laws; changes in key personnel; labor shortages and increases in labor costs; price and product competition; extreme weather events; and geopolitical events. For a further discussion of the risks and uncertainties which may affect Merit’s business, operations and financial condition, see Part I, Item 1A, “Risk Factors” in Merit’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”), Part II, Item 1A, “Risk Factors” in Merit’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC and Merit’s other filings with the SEC.

All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Those estimates and all other forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by applicable law, Merit assumes no obligation to update or disclose revisions to estimates and all other forward-looking statements.

TRADEMARKS

Unless noted otherwise, trademarks and registered trademarks used in this release are the property of Merit Medical Systems, Inc., its subsidiaries, or its licensors.

CONTACTS

PR/Media Inquiries
Sarah Comstock

Merit Medical
+1-801-432-2864 | sarah.comstock@merit.com

Investor Inquiries
Mike Piccinino, CFA, IRC

Westwicke - ICR
+1-443-213-0509 | mike.piccinino@westwicke.com